Exhibit 10.51

CONSENT AGREEMENT

(MEZZANINE LOAN)

THIS CONSENT AGREEMENT (the “Agreement”) is executed and entered into as of October 27, 2004 by and among FIVE MILE CAPITAL POOLING INTERNATIONAL II, LLC, having an address at 4 Stamford Plaza, Stamford, Connecticut 06902 (“Lender”), and GLOBAL MARSH MEMBER, LLC, a Delaware limited liability company (“Global Marsh Member”), GLOBAL MARSH LIMITED PARTNER, LLC, a Delaware limited liability company (“Mortgage Borrower LP”, and together with Global Marsh Member, collectively, “Borrower”), GLOBAL INNOVATION PARTNERS, LLC, a Delaware limited liability company (“Original Guarantor”), DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (“Replacement Guarantor”), each having an address c/o GI Partners, 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025 Attn: Mr. Richard Magnuson and Mr. Michael Foust (),. The term “Effective Date” as used in this Agreement shall mean the date upon which this Agreement has been signed and delivered by both Lender and Borrower.

RECITALS

A. On August 18, 2003, German American Capital Corporation, a Maryland corporation (“Original Lender”), made a loan (“Loan”) in the original principal amount of $22,000,000.00 to Borrower pursuant to the terms of that certain Mezzanine Loan and Security Agreement dated as of August 18, 2003 by and among between Original Lender and Borrower, as amended by that certain Omnibus First Amendment to Mezzanine Loan Documents dated as of November 10, 2003 by and among Borrower and Original Lender (as it has been, and may hereinafter be, amended, the “Loan Agreement”; all capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Loan Agreement).

B. Original Lender has previously assigned to Lender the Loan Agreement the other loan documents described on Exhibit A attached hereto and any other loan document described in the Loan Agreement evidencing and/or securing the Loan (collectively, the “Loan Documents”). The Loan is secured by, among other things, that certain Pledge and Security Agreement dated as of August 18, 2003 from Borrower to Lender (as the same may be amended, modified or supplemented from time to time, the “Pledge”) and the other Loan Documents.

C. Global Marsh Property Owner, L.P., a Texas limited partnership (“Mortgage Borrower”) is the owner of certain real property commonly known as: (a) Ardenwood Corporate Park located in the City of Fremont, County of Alameda, State of California (the “Ardenwood Corporate Park Property”), (b) 2334 Lundy Place located in the City of San Jose, County of Santa Clara, State of California (the “2334 Lundy Place Property”) and (c) 2440 Marsh Lane located in the City of Carrollton, County of Dallas, State of Texas (the “2440 Marsh Lane Property” and together with Ardenwood Corporate Park Property and the 2334 Lundy Place Property, collectively, the “Properties”), which Properties are more particularly described in the Loan Agreement.

D. In connection with the proposed initial public offering (the “IPO”) of the shares in Digital Realty Trust, Inc., a Maryland real estate investment trust (the “REIT”), and the sole general partner of Replacement Guarantor, Original Guarantor desires to transfer (“Transfer”) all of its membership interests in Global Marsh Member which is (i) the sole member of Mortgage Borrower LP, which is the 99.5% limited partner of Mortgage Borrower, and (ii) the sole member of Global Marsh General Partner, LLC, a Delaware limited liability company, which is the 0.5% general partner of Borrower (“Mortgage Borrower GP”), to Replacement Guarantor.

E. The Loan Documents prohibit the Transfer without first obtaining Lender’s written consent; and

F. Lender has agreed to consent to the Transfer subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Article I.

BORROWER ACKNOWLEDGMENTS, WARRANTIES,

REPRESENTATIONS AND COVENANTS

As a material inducement to Lender to enter into this Agreement and to consent to the Transfer, Borrower (prior to the consummation of the Transfer) acknowledges, represents, warrants, covenants and agrees to and with Lender as follows:

1.1 Authority of Borrower Prior to Transfer. Prior to the Transfer:

(a) Mortgage Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Texas and is duly authorized to transact business in the State of California. Mortgage Borrower GP is the sole general partner of Mortgage Borrower, and Mortgage Borrower LP is the sole limited partner of Mortgage Borrower.

(b) Mortgage Borrower GP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. Global Marsh Member is the sole member of Mortgage Borrower GP.

(c) Mortgage Borrower LP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. Global Marsh Member is the sole member of Mortgage Borrower LP. Global Marsh Member, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Mortgage Borrower LP under this Agreement. The execution and delivery of, and performance under, this Agreement by Mortgage Borrower LP has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Mortgage Borrower LP or the certificate of incorporation, the operating agreement or any other organizational document of Mortgage Borrower LP or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Mortgage Borrower LP is a party or by which any of the Collateral may be bound or affected.

(d) Global Marsh Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. Original Guarantor is the sole member of Global Marsh Member. Original Guarantor, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Global Marsh Member under this Agreement. The execution and delivery of, and performance under, this Agreement by Global Marsh Member has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Global Marsh Member or the certificate of incorporation, the operating agreement or any other organizational document of Global Marsh Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Global Marsh Member is a party or by which any of the Collateral may be bound or affected.

(e) Original Guarantor is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the States of Texas and California. Global Innovation Manager, LLC, a Delaware limited liability company (“Manager”) is the Manager of Original Guarantor. Manager, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Guarantor under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Guarantor has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Guarantor or the certificate of formation, the limited liability company agreement or any other organizational document of Original Guarantor or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Guarantor is a party or by which any of the Collateral may be bound or affected.

(f) Manager is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. Richard Magnuson and Michael Foust are authorized signatories (each, an “Original Guarantor Authorized Person”) for Manager. Either Original Guarantor Authorized Person, acting alone without the joinder of the other or of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Manager under this Agreement. The execution and delivery of, and performance under, this Agreement by Manager has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Manager or the certificate of formation, the limited liability company agreement or any other organizational document of Manager or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Manager is a party or by which any of the Collateral may be bound or affected.

(g) The organizational documents of Borrower, Mortgage Borrower GP, Mortgage Borrower, Original Guarantor and Manager (collectively, “Original Mezzanine Borrower Parties”) have not been modified (other than to reflect the Transfers) since loan origination.

1.2 Loan Documents. The Loan Documents to which Borrower and/or Original Guarantor is a party constitute the valid and legally binding obligations of Borrower and Original Guarantor, enforceable against Borrower, Original Guarantor, the Collateral and the Properties in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. The Pledge is a valid first lien on the Pledged Collateral for the full unpaid principal amount of the Loan and all other amounts stated in the Loan Documents. Borrower and Original Guarantor have no defenses, setoffs, claims, counterclaims or rights of defense, rights of setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Loan Agreement, the Note (as defined in Exhibit A), the Pledge or any of the other Loan Documents or causes of action of any kind or nature whatsoever against Lender or any of Lender’s officers, directors, servicers or predecessors in interest (collectively, “Lender Parties”) with respect to (i) the Loan, (ii) any of the Loan Documents to which Borrower is a party, (iii) the Debt (as such term is defined in the Loan Agreement), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan, (vi) the Collateral or (vii) the development, operation or financing of the Properties.

1.3 Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its and Original Guarantor’s respective obligations, as applicable, and the other provisions in the Loan Agreement, the Note, the Pledge and the other Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that the Transfer shall not affect its or Original Guarantor’s obligations to, and Borrower agrees to continue, and at and after the Transfer, to abide by and be bound by all of the terms of the Loan Documents to which it is a party, or upon the Transfer has become a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications in the respective agreements to which it is a party.

1.4 No Default. To the best of Borrower’s knowledge, there currently exist no Defaults nor Events of Default under the Loan Documents.

1.5 Liens. There are no: (a) subordinate liens of any kind covering or relating to the Properties or the Collateral and Borrower has not received written notice, and has no actual knowledge of, any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Pledged Collateral or any of the Properties other than those not yet due and payable, nor has notice of a lien or notice of intent to file a lien been received by Borrower, or (b) pending or, to the best of knowledge of Borrower, threatened (in writing) condemnation proceedings or annexation proceedings affecting the Pledged Collateral or any of the Properties, nor any agreements to convey the Pledged Collateral or any portion of any of the Properties, or any rights thereto to any person or entity, including, without limitation, any government or governmental agency.

1.6 Financial Statements. The financial information regarding Borrower and the Properties, including, but not limited to the rent roll for each of the Properties (collectively, the “Rent Rolls”) supplied by, or on behalf of, Borrower in connection with Borrower’s request for Lender consent to the Transfer (collectively, the “Financial Information”) were, in all material respects, true and correct on the dates they were supplied to Lender, and since such date no material adverse change in the financial condition of Borrower or the Properties has occurred, and there is no pending or, to the best knowledge of Borrower, threatened litigation or proceedings of any kind which might materially impair the business or financial condition of Borrower, the Collateral or the Properties. Borrower acknowledges that the Financial Information has been provided to Lender to induce Lender to consent to the Transfer and enter into this Agreement and is being relied upon by Lender for such purposes.

1.7 Legal Proceedings. There is no action, proceeding or investigation pending or, to the best knowledge of Borrower, threatened in writing which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the Loan Documents applicable to Borrower, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Borrower.

1.8 Acknowledgement of Indebtedness. To Borrower’s knowledge, Borrower confirms that, and by its execution hereof, Lender confirms that to Lender’s actual knowledge, as of September 30, 2004, the outstanding principal balance of the Note was $22,000,000. Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents and described above, is a valid and existing indebtedness payable by Borrower to Lender. Lender further confirms that to its actual knowledge, it has not issued any written notices of default to Borrower which have not been cured.

1.9 Rent Rolls. The Rent Rolls contain true, complete and accurate summaries, in all material respects, of all tenant leases affecting each of the Properties (“Leases”) as of the date of each Rent Roll.

1.10 Leases. The Leases are the only leases affecting the Properties and are currently in full force and effect, and unless otherwise indicated on the Rent Rolls, are unmodified. Borrower has not been notified in writing and has no actual knowledge of any landlord default in any material respect under any of the Leases. The rents under the Leases shown on the Rent Roll are true and correct. Borrower has not received any prepaid rents for more than one month in advance or given any concessions for free or reduced rent under the Leases, except as provided in the Leases. All tenants at the Properties are currently in possession of their leased premises, and, to the best of Borrower’s knowledge, operating businesses therefrom.

1.11 Bankruptcy. None of Original Mezzanine Borrower Parties has any intent to (a) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors (“Debtor Proceeding”) under any local, state, federal or other insolvency law or laws providing relief for debtors or (b) directly or indirectly to intentionally cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of Original Mezzanine Borrower Parties, or (c) directly or indirectly to intentionally cause any of the Collateral or Properties or any portion or any interest of Borrower in the Collateral or any of the Properties to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

1.12 Single Purpose Entity Status. None of the representations set forth in Section 4.1.19 of the Loan Agreement are untrue or incorrect in any material respect.

1.13 No Modification. After the Transfer, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect unmodified, except that Section 5.2.2 of the Loan Agreement shall not be applicable to Guarantor (as such term is defined in the Loan Agreement) upon Replacement Guarantor’s assumption of Original Guarantor’s rights and obligations under the Loan Documents and its execution and delivery of that certain Guarantee of Recourse Obligations (Mezzanine) and that certain Environmental Indemnity (Mezzanine). The Transfer will not cause any breach or default of any of the terms, conditions, covenants, agreements or any of the other provisions of the Loan Documents. Except as set forth in this Agreement, the execution and delivery of this Agreement or the consummation of the Transfer shall not, in any way, release, diminish, waive, lessen or compromise Borrower’s or Original Guarantor’s obligations to Lender under the Loan Documents.

1.14 Reaffirmations and Release. Borrower and Original Guarantor reaffirm, affirm and confirm, to the best of their knowledge, the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof. Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Transfer, shall release Borrower from any of its obligations, agreements duties and liabilities under the Loan Documents (the “Guaranteed Obligations”); provided, however, by its execution and delivery hereof, Lender hereby agrees that, upon the consummation of the IPO, Original Guarantor shall be deemed to have been released from its obligations under the Guaranty (as defined in Exhibit A attached hereto) and the Environmental Indemnity (as defined in Exhibit A attached hereto) pursuant to the terms of the Joinder of Original Guarantor attached hereto.

1.15 Assets of Borrower. The only assets of Borrower are (i) the Collateral and (ii) its limited liability company membership interest in and to Mortgage Borrower LP and Mortgage Borrower GP.

1.16 Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents. Borrower agrees that the lien and security interests created by the Pledge continue to be in full force and effect, unaffected and unimpaired by this Agreement and that said liens and security interests shall so continue in their perfection and priority until the Debt is fully discharged.

1.17 Consents. Original Mezzanine Borrower Parties have obtained and provided Lender with true and correct copies of all consents to the Transfer required to be obtained by any Original Mezzanine Borrower Party under any applicable agreement, instrument document, law, rule, or regulation, including, the consent of Mortgage Lender under the Loan Documents (Mortgage).

1.18 Release and Covenant Not To Sue. Borrower on behalf of itself and the other Original Mezzanine Borrower Parties, on behalf of itself and each of its successors and assigns and each of the successors and assigns of the other Original Mezzanine Borrower Parties, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which Borrower or any of the other Original Mezzanine Borrower Parties now have or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Debt, (d) any other agreement or transaction between any of the Original Mezzanine Borrower Parties and any of the Lender Parties, (e) the Collateral and (f) the Properties or their development, financing and operation, but excluding any claims or causes of action resulting from or in connection with this Agreement. Borrower on behalf of itself and the other Original Mezzanine Borrower Parties, on behalf of itself and each of its successors and assigns and each of the successors and assigns of the other Original Mezzanine Borrower Parties, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action, but excluding any claims or causes of action resulting from or in connection with this Agreement.

1.19 Transfer Documents. Other than those documents listed on Exhibit C attached hereto (the “Transfer Documents”), no other documents, instruments, certificates or opinions were executed and/or delivered by Borrower or by any of the other Original Mezzanine Borrower Parties in connection with the Transfer and related to the Collateral.

1.20 Further Assurances. Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by this Agreement.

1.21 UCC Policy. The Eagle 9 UCC Insurance Policy No. E9002885 issued by First American Title Insurance Company remains in full force and effect and the Transfer and the execution and delivery of this Consent do not affect or impair the insurance coverage provided to Lender thereunder.

Article II.

BORROWER ACKNOWLEDGMENTS, WARRANTIES,

REPRESENTATIONS AND COVENANTS

As a material inducement to Lender to enter into this Agreement and to consent to the Transfer, Borrower (after the consummation of the Transfer) acknowledges, represents, warrants, covenants and agrees to and with Lender as follows:

2.1 Authority of Borrower Simultaneously With and After the Transfer. Simultaneously with and after the Transfer:

(a) Mortgage Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Texas and is duly authorized to transact business in the State of California. Mortgage Borrower GP is the sole general partner and Mortgage Borrower LP is the sole limited partner of Mortgage Borrower.

(b) Mortgage Borrower GP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. Global Marsh Member is the sole member of Mortgage Borrower GP.

(c) Mortgage Borrower LP is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. Global Marsh Member is the sole member of Mortgage Borrower LP. Global Marsh Member, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Mortgage Borrower LP under this Agreement. The execution and delivery of, and performance under, this Agreement by Mortgage Borrower LP has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Mortgage Borrower LP or the certificate of incorporation, the operating agreement or any other organizational document of Mortgage Borrower LP or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Mortgage Borrower LP is a party or by which any of the Collateral may be bound or affected.

(d) Global Marsh Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to do business in the States of Texas and California. Replacement Guarantor is the sole member of Global Marsh Member. Replacement Guarantor, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Global Marsh Member under this Agreement. The execution and delivery of, and performance under, this Agreement by Global Marsh Member has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Global Marsh Member or the certificate of incorporation, the operating agreement or any other organizational document of Global Marsh Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Global Marsh Member is a party or by which any of the Collateral may be bound or affected.

(e) Replacement Guarantor is a duly organized, validly existing limited partnership in good standing under the laws of the State of Maryland and is not required to become qualified to transact business in the States of Texas and California. The REIT is the sole general partner of Replacement Guarantor. The REIT, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Replacement Guarantor under this Agreement. The execution and delivery of, and performance under, this Agreement by Replacement Guarantor has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Replacement Guarantor or the certificate of limited partnership, the limited partnership agreement or any other organizational document of Replacement Guarantor or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Replacement Guarantor is a party or by which any of the Collateral may be bound or affected.

(f) The REIT is a duly organized, validly existing real estate investment trust in good standing under the laws of the State of Maryland and is not required to become qualified to transact business in the States of Texas and California. Richard Magnuson and Michael Foust are authorized signatories (each, a “REIT Authorized Person”) for the REIT. Either REIT Authorized Person, acting alone without the joinder of the other or of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind the REIT under this Agreement. The execution and delivery of, and performance under, this Agreement by the REIT has been duly and properly authorized pursuant to all trust action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the REIT or the certificate of trust, the trust agreement or any other organizational document of the REIT or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which the REIT is a party or by which any of the Collateral may be bound or affected.

2.2 Loan Documents. The Loan Documents to which Borrower is a party constitute the valid and legally binding obligations of Borrower, enforceable against Borrower, the Collateral and the Properties in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. The Pledge is a valid first lien on the Pledged Collateral for the full unpaid principal amount of the Loan and all other amounts stated in the Loan Documents. Borrower has no defenses, setoffs, claims, counterclaims or rights of defense, rights of setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Loan Agreement, the Note (as defined in Exhibit A), the Pledge or any of the other Loan Documents or causes of action of any kind or nature whatsoever against any of the Lender Parties with respect to (i) the Loan, (ii) any of the Loan Documents to which Borrower is a party, (iii) the Debt, (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the

Loan, (v) the administration or funding of the Loan, (vi) the Collateral or (vii) the development, operation or financing of the Properties.

2.3 Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its obligations and the other provisions in the Loan Agreement, the Note, the Pledge and the other Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that the Transfer shall not affect its obligations under, and Borrower agrees to continue to abide by and be bound by all of the terms of, the Loan Documents to which it is a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, except to the extent such representations, warranties, covenants, assurances and indemnifications are affected by the Transfer. Borrower further agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note, the Pledge and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

2.4 No Default. To the best of Borrower’s knowledge, there currently exist no Defaults nor Event of Default under the Loan Documents.

2.5 Financial Statements. The financial information regarding Replacement Guarantor and the REIT supplied by or on behalf of Borrower in connection with Borrower’s request for Lender consent to the Transfer (collectively, the “REIT Financial Information”) was, in all material respects, true and correct on the dates they were supplied to Lender, and since such date no material adverse change in the financial condition of Replacement Guarantor or the REIT has occurred, and there is no pending or, to the best knowledge of Replacement Guarantor and the REIT, threatened litigation or proceedings of any kind which might materially impair the business or financial condition of Replacement Guarantor or the REIT. Replacement Guarantor and the REIT acknowledge that the REIT Financial Information has been provided to Lender to induce Lender to consent to the Transfer and enter into this Agreement and is being relied upon by Lender for such purposes.

2.6 Legal Proceedings. There is no action, proceeding or investigation pending or, to the best knowledge of Replacement Guarantor and the REIT, threatened in writing which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Replacement Guarantor or the REIT.

2.7 Bankruptcy. None of Replacement Guarantor, the REIT nor any REIT Authorized Person (collectively, the “REIT Borrower Parties”) has any intent to (a) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency law or laws providing relief for debtors, (b) directly or indirectly to intentionally cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of the REIT Borrower Parties, or (c) directly or indirectly to intentionally cause any of the Properties or any portion or any interest of Borrower in any of the Collateral to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

2.8 Single Purpose Entity Status. The Transfer will not affect any of the REIT Borrower Parties status as a Special Purpose Entity or cause any of the representations set forth in Section 4.1.19 of the Loan Agreement to be untrue or incorrect in any material respect.

2.9 Bankruptcy Proceedings. None of the REIT Borrower Parties has been a party to any Debtor Proceeding within seven (7) years prior to the date of this Agreement.

2.10 Defaults on Other Indebtedness. None of the REIT Borrower Parties has materially defaulted under its or their obligations with respect to any other indebtedness for which a lender was required to enforce its remedies.

2.11 Non-Consolidation Opinion. All of the assumptions in that certain non-consolidation opinion letter dated as of the date hereof by Paul, Hastings, Janofsky & Walker LLP in connection with the Transfer (the “Transfer Non-Consolidation Opinion”) are true and correct in all material respects. From and after the date hereof, the Transfer Non-Consolidation Opinion shall be deemed an Additional Non-Consolidation Opinion as such term is defined in the Loan Agreement.

2.12 No Modification. After the Transfer, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect unmodified, except as set forth in Sections 1.13 and 2.22 hereto. Except as set forth in this Agreement, the execution and delivery of this Agreement or the consummation of the Transfer shall not, in any way, release, diminish, waive, lessen or compromise Borrower’s obligations to Lender under the Loan Documents.

2.13 Reaffirmations. Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Transfer, shall release Borrower from any of its obligations, agreements duties and liabilities under the Loan Documents nor make any of the representations and warranties contained in the Loan Documents, including, but not limited to, those in Article 4 of the Loan Agreement untrue or incorrect in any material respect.

2.14 Original Guarantor Ownership. Upon the consummation of the IPO, Original Guarantor shall own at least a thirty percent (30%) interest in Replacement Guarantor.

2.15 Property Management. There are no other property management agreements (the “Existing Management Agreements”) affecting any of the Properties other than the property management agreements described in the Manager Consents (as such term is defined in Exhibit A attached hereto). Immediately following the Transfer, the Existing Management Agreements shall remain unmodified and in full force and effect.

2.16 Assets of Borrower. The only assets of Borrower are (i) the Collateral and (ii) its limited liability company membership interest in and to Mortgage Borrower LP and Mortgage Borrower GP.

2.17 Transfer Documents. Other than the Transfer Documents, no other documents, instruments, certificates or opinions were executed and/or delivered by Borrower (after consummation of the Transfer) or by any of the other REIT Borrower Parties related to the Collateral and in connection with the Transfer.

2.18 No Financing of Transfer. Replacement Guarantor is not obtaining financing to purchase any of the interests of Original Guarantor in Borrower, or pledging any of its interests in any REIT Borrower Party to any party in connection with the Transfer. No third Person has the right to take over control, directly or indirectly, of Borrower from Replacement Guarantor.

2.19 Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents. Borrower agrees that the lien and security interests created by the Pledge continue to be in full force and effect, unaffected and unimpaired by this Agreement and that said liens and security interests shall so continue in their perfection and priority until the Debt is fully discharged.

2.20 Further Assurances. Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to consummate the transactions contemplated by this Agreement.

2.21 Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are true and correct and are incorporated herein by reference.

2.22 Amendments to Loan Documents.

(a) Guarantor. Upon the Transfer, all references to the “Guarantor” in the Loan Documents shall hereinafter mean and refer to Replacement Guarantor.

(b) Restrictions on Transfers. Notwithstanding anything to the contrary in Section 7.1 or 7.3 of the Loan Agreement, without first obtaining Lender’s prior written consent, which consent may be withheld or given in Lender’s sole and absolute discretion:

(1) Borrower shall not, and shall not permit a Transfer (as such term is defined in the Loan Agreement) of Replacement Guarantor’s (Digital Realty Trust, L.P.) direct or indirect interest in Borrower, General Partner or Mortgage Borrower (as such terms are defined in the Loan Agreement);

(2) During the twelve (12) month period following the date of the consummation of the IPO, neither Original Guarantor nor any of its Permitted Transferees (as defined below) shall be permitted to make any Transfer(s) of its interest in Replacement Guarantor, other than transfers of such interest to: (a) its members, including CalPERS (as such term is defined in the Loan Agreement), (b) its other Affiliates (with the consent of the REIT as general partner of Replacement Guarantor), or (c) a trust for the benefit of a charitable beneficiary or a charitable foundation to which Original Guarantor may have transferred its interest in accordance with the provisions of Section 11.3 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated October 27, 2004 (the “Replacement Guarantor Partnership Agreement”) ((a), (b) and (c) collectively, the “Permitted Transferees”), if such Transfer(s) result in Original Guarantor and any of its

Permitted Transferees collectively owning less than 30% of the outstanding voting partnership interests in Replacement Guarantor. In addition, during the twelve (12) month period following the date of the consummation of the IPO, CalPERS shall not be permitted to make any Transfer(s) of its interest in Original Guarantor or any of its Permitted Transferees if such Transfer(s) result in CalPERS owning less than a 30% direct or indirect voting partnership interest in Replacement Guarantor (capitalized terms used in this paragraph, if not defined in this Agreement, shall have the meanings ascribed to them in the Replacement Guarantor Partnership Agreement); and

(3) A change in the general partner of Replacement Guarantor shall not be permitted; provided however, Transfers of shares of the REIT on the open market shall be permitted without consent of Lender. At any point beginning 12 months after the date of the consummation of the IPO, Transfers of interests in the Replacement Guarantor shall be permitted without Lender’s consent provided that no change in control of Replacement Guarantor and Borrower results from such Transfers.

(c) Encumbrances. Section 5.2.2 of the Mezzanine Loan Agreement shall not be applicable to the Guarantor (as such term is defined in the Loan Agreement) upon Replacement Guarantor’s assumption of Original Guarantor’s rights and obligations under the Loan Documents and its execution of that certain Guarantee of Recourse Obligations (Mezzanine) and that certain Environmental Indemnity (Mezzanine). At such time, the introductory words in Section 5.2.2 of the Loan Agreement shall be amended and restated as follows: “Other than in connection with the Loan Documents (Mezzanine) and the Loan Documents (Mortgage), none of Mezzanine Borrower, Mortgage Borrower or General Partner will: …”

2.23 Market Capitalization. Replacement Guarantor and its general partners, the REIT, shall have a combined market capitalization (based on all outstanding units of limited partnership interests of Replacement Guarantor) of at least three hundred million dollars ($300,000,000) upon the Transfer and shall maintain such position until the Loan is paid in full. Replacement Guarantor shall provide Lender with a written confirmation of such status quarterly.

2.24 OFAC List. The REIT Borrower Parties will not permit the transfer of any interests in Replacement Guarantor, Global Marsh Member, Mortgage Borrower LP, Mortgage Borrower GP or Mortgage Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”). Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Borrower shall promptly notify Lender if Borrower has knowledge that any of the REIT Borrower Parties is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall promptly notify Lender if Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower further represents and warrants to Lender on behalf of itself and the other REIT Borrower Parties that none of the REIT Borrower Parties (before or after the Transfer) is currently listed on the OFAC Lists.

2.25 Representations and Warranties. No representation or warranty of Original Mezzanine Borrower Parties made in this Agreement contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made. Any breach by Borrower or by any of the other Original Mezzanine Borrower Parties or any of the REIT Borrower Parties of any of the representations, warranties or covenants set forth herein, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Loan Agreement, the Note, the Pledge and the other Loan Documents.

2.26 Consent of Lender and Unwinding Transaction. Lender hereby consents to the Transfer subject to the terms of this Agreement. Subject to receiving satisfactory evidence of the consummation of the IPO and the terms of this Agreement, Lender hereby consents to the release of Original Guarantor from its obligations under the Guaranty (as defined in Exhibit A attached hereto) and the Environmental Indemnity (as defined in Exhibit A attached hereto) pursuant to the terms of the Joinder of Original Guarantor attached hereto. Borrower agrees that this Agreement shall not be deemed an agreement by Lender to consent to any other action in connection with the Loan or the Properties.

Borrower acknowledges and agrees that Lender’s consent is subject to Borrower’s agreement to cause the Operating Partnership to immediately unwind the Transfer (the “Unwinding Transaction”) and transfer back to Original Guarantor its interests in Borrower and in connection therewith, to execute and cause Original Guarantor or any of the other Original Mezzanine Borrower Parties and any of the REIT Borrower Parties to execute any and all documents reasonably required by Lender to evidence such Unwinding Transaction in the event that the IPO is not consummated within thirty (30) days from the date hereof (the “IPO Outside Date”). Failure to complete the Unwinding Transaction to the reasonable satisfaction of Lender within thirty (30) days from the IPO Outside Date shall constitute and Event of Default under the Loan Agreement and the other Loan Documents.

2.27 Consent of Lender. Lender hereby consents to the Transfer subject to the terms of this Agreement. Subject to receiving satisfactory evidence of the consummation of the IPO and the terms of this Agreement, Lender hereby consents to the release of Original Guarantor from its obligations under the Guaranty (as defined in Exhibit A attached hereto) and the Environmental Indemnity (as defined in Exhibit A attached hereto) pursuant to the terms of the Joinder of Original Guarantor attached hereto. Borrower agrees that this Agreement shall not be deemed an agreement by Lender to consent to any other action in connection with the Loan or the Properties.

2.28 Payment of Fees and Expenses. Simultaneously with or prior to the execution of this Agreement, Borrower shall pay to or shall have paid to Lender a consent fee in the amount of $220,000, which is 1.0% of the outstanding principal balance of the Loan and the costs and expenses of Lender incurred with the approval of the Transfer, each of which are fees for new consideration and are not interest charged in connection with the Loan. Borrower shall also pay at the time of execution of this Agreement the legal fees and expenses of Lender’s counsel, Paul, Hastings, Janofsky & Walker LLP (“PHJ&W”), in connection with the preparation of this Agreement and the transactions contemplated in this Agreement, if such amount exceeds the $25,000 retainer amount previously received by PHJ&W toward such purpose. Any unused portion of the $25,000 retained shall be returned to Borrower.

2.29 Additional Documents. Contemporaneously with the execution and delivery of this Agreement and as a material inducement to Lender to enter into this Agreement: (a) Original Guarantor shall have executed and delivered to Lender the Joinder attached hereto with respect to the Guaranty and the Environmental Indemnity, (b) Replacement Guarantor shall have executed and delivered to Lender that certain Guaranty of Recourse Obligations (Mezzanine) and that certain Environmental Indemnity (Mezzanine) in substantially the same forms as such agreements executed by Borrower and/or Original Guarantor in connection with the origination of the Loan, and (c) such other documents as may be necessary to comply with the terms of this Agreement and/or the Loan Documents. On or prior to the consummation of the IPO, Borrower shall cause to be delivered the legal opinions from Borrower’s New York and Maryland counsel with respect to that certain Guaranty of Recourse Obligations (Mezzanine) and that certain Environmental Indemnity (Mezzanine) to be delivered in connection with this Agreement, substantially in the forms attached hereto as Exhibit B. Failure to deliver such legal opinions described herein shall constitute an Event of Default under the Loan Agreement and the other Loan Documents.

2.30 References to Loan Documents. All references to the term “Loan Documents” in the Loan Agreement and the other Loan Documents shall hereinafter mean and refer to: (i) the Loan Documents described therein; (ii) this Agreement; (iii) the replacement Guaranty of Recourse Obligations (Mezzanine) given by Replacement Guarantor, (iv) the replacement Environmental Indemnity (Mezzanine) given by Replacement Guarantor and (v) any and all of the documents now or hereafter executed by Borrower and/or others and by or in favor of Original Lender or Lender, which evidences, secures or guaranties all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note, the Loan Agreement, this Agreement or the other Loan Documents. All references herein to the term “Loan Documents” shall mean and refer to the Loan Documents defined herein.

Article III.

MISCELLANEOUS PROVISIONS

3.1 Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to modified hereby. Except as modified hereby, the Loan Documents shall remain unchanged and in full force and effect.

3.2 References. All references in the Loan Documents to any of the Loan Documents will be deemed to be references to the Loan Documents, as affirmed by this Agreement.

3.3 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

3.4 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party’s rights under this Agreement without invalidating this Agreement.

3.5 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

3.6 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each party has at all times had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Each party has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All oral statements, representations and warranties, if any, are superseded and merged into this Agreement, which represents the final agreement of the parties with respect to the subject matter herein. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower and Lender.

3.7 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

3.8 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”) permitted or required to be given under this Agreement and the Loan Documents shall be effective if in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communications given in accordance with this Section shall be deemed to satisfy all general “notice” provisions contained in the Loan Documents. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

Five Mile Capital Pooling International II, LLC

4 Stamford Plaza

Stamford, CT 06902

Attention: James Glasgow

With a copy to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Attn: Dean Stiffle, Esq.

and, if given to Borrower (before or after the Transfer), must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

Global Marsh Member, LLC and Global Marsh Limited Partner, LLC

2730 Sand Hill Road, Suite 280

Menlo Park, California 94025

Attn: Mr. Richard Magnuson and Mr. Michael Foust

Telephone: (650) 233-3610

Facsimile:   (650) 233-3601

With a courtesy copy to:

Latham & Watkins

633 West Fifth Street, Suite 4000

Los Angeles, CA 90071-2007

Attn: Martha Jordan

Telephone: 213-485-1234

Facsimile:   213-891-8763

3.9 Governing Law. The provisions of Section 14.3 of the Loan Agreement are hereby incorporated into this Agreement.

3.10 Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

3.11 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

3.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

3.13 WAIVER OF JURY TRIAL. EACH OF LENDER AND BORROWER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER THEM, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, THE PLEDGE, THE NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE PLEDGE, THE NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF LENDER AND BORROWER HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRAIL BY JURY. EACH OF LENDER AND BORROWER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR CONSENTING TO THE TRANSFER. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

[NO FURTHER TEXT APPEARS ON THIS PAGE; SIGNATURE PAGES FOLLOW]

The parties have executed and delivered this Agreement as of the day and year first above written.

LENDER:

FIVE MILE CAPITAL PARTNERS, LLC

By:	Five Mile Capital Pooling International II, LLC, its nominee

	By:	Five Mile Capital Partners, LLC, its manager

		By:	/s/ (signature illegible)
Name:
Title:

STATE OF CONNECTICUT	)
) SS.:
COUNTY OF FAIRFIELD	)

This instrument was acknowledged before me, a notary public this              day of             , 2004, by                             , as                                          of Five Mile Capital Partners, LLC, a Delaware limited liability company. He is personally known to me or has produced a driver’s license as identification.

Notary Public
My Commission Expires: ____________________

SIGNATURES CONTINUE ON NEXT PAGE

(PRIOR TO COMPLETION OF THE TRANSFER):

BORROWER:

GLOBAL MARSH MEMBER, LLC, a Delaware limited liability company

By:	Global Innovation Partners, LLC, a Delaware limited liability company, its member

	By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

		By:	/s/ RICHARD A. MAGNUSON
		Name:	Richard A. Magnuson
		Title:	CEO

GLOBAL MARSH LIMITED PARTNER, LLC, a Delaware limited liability company

By:	Global Marsh Member, LLC, a Delaware limited liability company, its sole member

	By:	Global Innovation Partners, LLC, a Delaware limited liability company, its member

		By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

		By:	/s/ RICHARD A. MAGNUSON
		Name:	Richard A. Magnuson
		Title:	CEO

ORIGINAL GUARANTOR:

GLOBAL INNOVATION PARTNERS, LLC, a Delaware limited liability company

By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

	By:	/s/ RICHARD A. MAGNUSON
	Name:	Richard A. Magnuson
	Title:	CEO

STATE OF California	)
) SS:
COUNTY OF San Francisco	)

On this 27th day of October, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared Richard Magnuson, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CHRISTOPHER G. VISGILIO
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 2/18/07

STATE OF California	)
) SS:
COUNTY OF San Francisco	)

On this 27th day of October, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared Richard Magnuson, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CHRISTOPHER G. VISGILIO
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 2/18/07

STATE OF California	)
) SS:
COUNTY OF San Francisco	)

On this 27th day of October, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared Richard Magnuson, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CHRISTOPHER G. VISGILIO
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 2/18/07

SIGNATURES CONTINUE ON NEXT PAGE

(AFTER the COMPLETION OF THE TRANSFER):

BORROWER:

GLOBAL MARSH MEMBER, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its sole member

	By:	Digital Realty Trust, Inc. a Maryland corporation, its general partner

		By:	/s/ MICHAEL F. FOUST
Name:
Title:

GLOBAL MARSH LIMITED PARTNER, LLC, a Delaware limited liability company

By:	Global Marsh Member, LLC, a Delaware limited liability company, its sole member

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its sole member

		By:	Digital Realty Trust, Inc. a Maryland corporation, its general partner

		By:	/s/ MICHAEL F. FOUST
Name:
Title:

REPLACEMENT GUARANTOR:

DIGITAL REALTY TRUST, L.P., a Maryland limited partnership, its member

By:	Digital Realty Trust, Inc. a Maryland corporation, its general partner

	By:	/s/ MICHAEL F. FOUST
Name:
Title:

STATE OF California	)
) SS:
COUNTY OF San Francisco	)

On this 27th day of October, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael F. Foust, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CHRISTOPHER G. VISGILIO
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 2/18/07

STATE OF California	)
) SS:
COUNTY OF San Francisco	)

On this 27th day of October, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael F. Foust, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CHRISTOPHER G. VISGILIO
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 2/18/07

STATE OF California	)
) SS:
COUNTY OF San Francisco	)

On this 27th day of October, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael F. Foust, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their capacity(ies), and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ CHRISTOPHER G. VISGILIO
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 2/18/07